Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Robin Raina, state and attest that:

(1)	I am the Chief Executive Officer of Ebix, Inc. (the “Registrant”).
(2)
I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2015 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented.

Name:	/s/ Robin Raina Title: Chief Executive Officer
Date: February 29, 2016